UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2024

Phillips Edison & Company, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-54691	27-1106076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11501 Northlake Drive Cincinnati, Ohio	45249
(Address of principal executive offices)	(Zip Code)

(513) 554-1110
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value per share	PECO	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On April 30, 2024, Phillips Edison & Company, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders: (i) elected all nine directors to serve until the annual meeting in 2025 and until their successors are duly elected and qualified; (ii) approved, on an advisory basis, the compensation paid to the Company’s named executive officers; (iii) approved, on an advisory basis, that the frequency of future Say-on-Pay votes will be one year; and (iv) ratified the selection of Deloitte & Touche LLP as the Company’s independent auditor for fiscal year 2024. Based on these results, the Company’s Board of Directors (the “Board”) has determined that the Company will hold Say-on-Pay votes every year, until the next required advisory vote on the frequency of Say-on-Pay votes. The final voting results are below.
Proposal 1: Election of Directors

Nominee	For	Against	Abstain	Broker Non-Votes
Jeffrey S. Edison	84,595,490	1,986,242	178,201	16,813,251
Leslie T. Chao	84,511,622	2,046,792	201,519	16,813,251
Elizabeth O. Fischer	85,463,171	1,103,851	192,911	16,813,251
Stephen R. Quazzo	85,706,494	856,851	196,588	16,813,251
Jane E. Silfen	86,209,906	361,763	188,264	16,813,251
John A. Strong	85,152,612	1,421,222	186,099	16,813,251
Anthony E. Terry	86,273,221	291,955	194,757	16,813,251
Parilee E. Wang	86,188,440	362,188	209,305	16,813,251
Gregory S. Wood	86,176,634	392,063	191,236	16,813,251
Proposal 2: Say-on-Pay

For	Against	Abstain	Broker Non-Votes
84,140,058	2,154,022	465,853	16,813,251
Proposal 3: Frequency of Future Say-on-Pay Votes

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
84,386,117	127,286	1,906,708	339,822	16,813,251
Proposal 4: Ratification of Auditor

For	Against	Abstain	Broker Non-Votes
102,785,594	495,011	292,579	N/A
Item 7.01 Regulation FD Disclosure.
The Board approved distributions for May, June, and July 2024 to its stockholders of record at the close of business on May 15, 2024; June 17, 2024; and July 15, 2024, respectively, equal to a monthly amount of $0.0975 per share. The Company’s May, June, and July 2024 distributions are expected to be made on or around June 4, 2024; July 2, 2024; and August 1, 2024, respectively. Operating partnership unit holders receive distributions at the same rate as common stockholders, subject to the required tax withholding.
On April 30, 2024, the Company issued a press release announcing the declaration of the May, June, and July 2024 distributions. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission (“SEC”), and shall not be deemed to be “filed” with the SEC for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any other filing with the SEC except as expressly set forth by specific reference in such filing.
Item  9.01   Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release dated April 30, 2024
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS EDISON & COMPANY, INC.

Dated: April 30, 2024	By:	/s/ Jennifer L. Robison
Jennifer L. Robison
Chief Accounting Officer and Senior Vice President (Principal Accounting Officer)